                                                                   EXHIBIT 10.24

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                               LICENSE AGREEMENT


This License Agreement ("Agreement") is by and between Bull HN Information Systems Inc., a Delaware corporation, with offices at 300 Concord Road, Billerica, Massachusetts 01821 by and through its Integris division ("Bull HN") and Peritus Software Services Inc., a Massachusetts corporation with offices at 304 Concord Road, Billerica, Massachusetts 01821-3485 ("Peritus") and is effective as of July 29, 1996 (the "Effective Date").

Peritus is the owner of certain software sometimes referred to as Auto Enhancer/2000 and certain processes and methodologies sometimes referred to as Automate:2000.

Bull HN desires a license to use and to market such software, processes and methodologies to provide Year 2000 Services to GCOS 7 Customers and GCOS 8 Customers;

Bull HN has developed or will develop certain software sometimes referred to as GCOS 7 and GCOS 8 Front Ends; and

Peritus desires a license to use and to market such GCOS 8 Front Ends.

In consideration of the foregoing and the mutual covenants contained herein, Bull HN and Peritus agree as follows:


                            ARTICLE 1 - DEFINITIONS

As used in this Agreement, the following terms shall have the following respective meanings:

1.1 "Bull" shall mean Compagnie des Machines Bull, a French company and all of its subsidiaries, regardless of tier.

1.2 "Bull Intellectual Property Rights" shall mean all rights, title and interests, including patent, trade secret, trademark, mask works and copyright rights which Bull has or acquires in the Bull HN Licensed Products.

1.3 "Changes" shall mean improvements, enhancements, modifications, upgrades, corrections, alterations, revisions, adaptations, updates, translations, versions, releases, derivations and extensions which are made to Licensed Products or to Peritus Licensed Technology.

1.4 "Computer Program(s)" shall mean an ordered series of instructions or statements, in any form, for controlling the operation of a data processor to execute a process to be performed on data, including all data associated therewith.

     1.4.1 "Customer Computer Program" shall mean Computer Programs treated or processed by Bull, Peritus or a Distributor using the Peritus Licensed Products and/or the Peritus Licensed Technology.

1.5 "Customer" shall mean (i) an end-user or a prospective end-user of Licensed Products marketed by Bull, Peritus or a Distributor or (ii) an end-user or prospective end user of Computer Programs for whom Bull, Peritus or a Distributor provides or offers to provide Year 2000 Services.

     1.5.1 "GCOS 8 Customer" shall mean a Customer who operates a mainframe computer running Bull's GCOS 8 operating system.

     1.5.2 "GCOS 7 Customer" shall mean a Customer who operates a mainframe computer running Bull's GCOS 7 operating system.

1.6 "Distributor" shall mean any legal entity or person who during the Term has been granted a sublicense (i) by Bull to use or market the Peritus Licensed Products and/or Peritus Licensed Technology and/or to provide Year 2000 Services or (ii) by Peritus to use or market the Licensed Products and/or Peritus Licensed Technology or to provide Year 2000 Services.

1.7 "Front Ends" shall mean software programs and modules that convert a particular type of software code into PIL, which is utilized by the Peritus Licensed Software.

1.8 "Licensed Products" shall mean Bull HN Licensed Products and Peritus Licensed Products.

     1.8.1 "Bull HN Licensed Products" shall mean Bull HN Licensed Software and Bull HN Related Materials collectively.

     1.8.2 "Peritus Licensed Products" shall mean Peritus Licensed Software and Peritus Related Materials collectively.

1.9 "Licensed Software" shall mean the Computer Program(s) described in Exhibits A1 and A2. Such Licensed Software includes, but is not limited to, any version running on any computer system, in source code and object code forms on magnetic media and in human readable form, and all Changes to Licensed Software developed or acquired by the licensor hereunder during the Term. Licensed Software shall also include Computer Program(s) which are developed or acquired by the licensor hereunder to provide equivalent or added functionality, to supplement or to replace the Computer Program(s) in whole or in part which comprise the Licensed Software and any Changes made thereto.

     1.9.1 "Bull HN Licensed Software" shall mean the Computer Programs described in Exhibit A2.

     1.9.2 "Peritus Licensed Software" shall mean the Computer Programs described in Exhibit A1.

1.10 "LOC" or "Lines of Code" shall mean an 80 character string of computer software code that is not solely a comment or is not solely a blank line. A LOC shall be counted only once regardless of how may times it is treated or processed using the Peritus Licensed Products and/or the Peritus Licensed Technology.

1.11 "Party" in singular or plural usage, shall mean Bull HN and/or Peritus as indicated by the context.

1.12 "Peritus Intellectual Property Rights" shall mean all rights, title and interests, including patent, trade secret, trademark, mask works and copyright rights which Peritus has or acquires in the Peritus Licensed Products and the Peritus Licensed Technology.

1.13 "Peritus Intermediate Language" or "PIL" shall mean the computer software language used by the Peritus Licensed Software to treat or process Computer Programs.

1.14 "Peritus Licensed Technology" shall mean the Automate:2000 Requirements Specifications, the Automate:2000 Factory Flow Chart and other Peritus processes and methodologies set forth on Exhibit A3.

1.15 "Related Materials" shall mean information in written or documentary form, human readable form or machine readable form in any media, used or useful in or relating to the installation, use, operation, testing, debugging, support, maintenance, demonstration or marketing of the Licensed Software or the Peritus Licensed Technology, all of which are more completely identified in Exhibit B of this Agreement.

1.16 "Subsidiary" shall mean a corporation, company, or other entity, regardless of tier, 50% or more of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors or other governing authorities, which are now or hereafter owned or controlled, directly or indirectly, by Peritus or Bull or by another Subsidiary of Peritus or Bull regardless of tier; but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.17 "Term" shall mean the period commencing on the Effective Date and continuing until December 31, 2001 unless otherwise extended by mutual written agreement of the Parties or until this Agreement is otherwise terminated in accordance with its provisions.

1.18 "Year 2000 Services" shall mean services provided by Bull HN, Bull, Peritus or Distributors to Customers using Peritus Licensed Products and Peritus Licensed Technology that identify portions of Customer Computer Programs that may cause Year 2000 type errors and/or correcting such identified portions so as so prevent the occurrence of Year 2000 type errors.


          ARTICLE 2 - LICENSE GRANTS, DELIVERY AND YEAR 2000 SERVICES

2.1       Peritus Licensed Products and Peritus Licensed Technology

          2.1.1 Peritus hereby grants to Bull, under Peritus' Intellectual Property Rights, a license to use the Peritus Licensed Products and Peritus Licensed Technology in connection with mainframe computers running GCOS 7 or GCOS 8 operating systems. Such license to use shall include (i) the rights to utilize for internal business purposes, market, make Changes, copy, display, demonstrate and prepare derivative works, (ii) the right to sublicense the Peritus Licensed Products and Peritus Technology to Customers for their own internal use and (iii) the right to provide Year 2000 Services to Customers.

                2.1.1.1 All derivative works prepared by Bull hereunder shall be owned by Bull, provided however that Peritus shall retain all of its right, title and interest in the Peritus Licensed Products and the Peritus Licensed Technology.

                2.1.1.2 Bull agrees to and hereby grants to Peritus a non-exclusive, non-transferable, perpetual, fully paid up, royalty free license for such derivative works.

          2.1.2 Bull's right to grant sublicenses set forth in Article 2.1.1 shall include the right to grant sublicenses to Distributors of the same or lesser scope as the license granted to Bull, provided however that Distributors shall have no right to the following:

                2.1.2.1  Make Changes.
                2.1.2.2 Transfer or provide the Peritus Licensed Products or Peritus Licensed Technology to anyone other than Customers for their own internal use.
                2.1.2.3  Have access to source code.

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

     2.1.3 The licenses granted in Article 2.1.1 shall be worldwide and exclusive as to all GCOS 7 Customers and all GCOS 8 Customers except for those GCOS 8 Customers in Spain where such licenses shall be nonexclusive.

     2.1.4 All sublicenses granted to Distributors and/or Customers shall be in writing signed by such Distributor or Customer, as applicable. Such sublicenses shall be on terms and conditions substantially similar to the terms and conditions upon which Bull licenses its own products.

           2.1.4.1 Prior to sublicensing the Peritus Licensed Products and/or Peritus Licensed Technology to Distributors or Customers in India, Turkey or China, Bull will provide written notice to Peritus including the name of the proposed Distributor or Customer, the location of such Distributor or Customer and the terms of the agreement applicable to the protection of intellectual property rights. Peritus will notify Bull in writing ************ ************** following receipt of such notice if it objects to the licensing of the Peritus Licensed Products and/or Peritus Licensed Technology in such country under the terms proposed. The Parties will use reasonable efforts to negotiate a resolution of any such objections within **************** following Bull's receipt of Peritus' notice of objection. If Peritus does not provide any notice of objection within such ******************* period, Bull shall have the right to sublicense the Peritus Licensed Products and/or Peritus Licensed Technology to the distributor or Customer under the proposed terms.

    2.1.5 Peritus will deliver the Peritus Licensed Products and the Peritus Licensed Technology to Bull HN at the address set forth above within ten
    (10) days following the Effective Date. Peritus shall also promptly deliver to Bull HN, at no charge, all Changes to the Peritus Licensed Products and Peritus Licensed Technology made or acquired by Peritus during the Term.

           2.1.5.1 In the event that Peritus and Bull mutually agree that Peritus incorporates Changes to the Peritus Licensed Products and/or the Peritus Licensed Technology that prevent Bull from using the Peritus Licensed Products and/or the Peritus Licensed Technology to provide Year 2000 Services to GCOS 7 Customers or GCOS 8 Customers as contemplated by this Agreement and as Bull had been providing such Year 2000 Services prior to the incorporation of such Changes, Bull will so notify Peritus in writing, and Peritus will within ******************** following receipt of such notice, deliver to Bull a complete copy of the source code version of the

           Peritus Licensed Products and the Peritus Licensed Technology which do not incorporate such Changes. Bull shall have the right and Peritus hereby grants to Bull a license to use such source code version to exercise all of its rights hereunder and perform its obligations to its Customers.

     2.2   Bull HN Licensed Products

           2.2.1 Bull HN hereby grants to Peritus, under Bull's Intellectual Property Rights, a royalty-free license to use the Bull HN Licensed Products. Such license to use shall include (i) the rights to utilize for internal business purposes, market, make Changes, copy, display, demonstrate and prepare derivative works including the right to incorporate the Bull HN Licensed Products into the Peritus Licensed Products, (ii) the right to sublicense the Bull HN Licensed Products to GCOS 8 Customers in Spain for their own internal use and (iii) the right to provide Year 2000 Services to GCOS 8 Customers in Spain.

           2.2.2 Peritus' right to grant sublicenses set forth in Article 2.2.1 shall include the right to grant sublicenses to Distributors, regardless of tier, of the same or lesser scope as the license granted to Peritus, provided however that Distributors shall have no right to prepare derivative works of the Bull HN Licensed Products.

           2.2.3 All sublicenses granted to Distributors and/or Customers shall be in writing signed by such Distributor or Customer, as applicable. Such sublicenses shall be on terms and conditions substantially similar to the terms and conditions upon which Peritus licenses its own products.

           2.2.4 Bull HN will deliver to Peritus the Bull HN Licensed Products at the address set forth above, upon availability of the Bull HN Licensed Products for alpha and/or beta testing. Bull HN shall promptly deliver to Peritus, at no charge, all Changes to the Bull HN Licensed Products made or acquired by Bull HN during the Term at the address set forth above.

     2.3   Year 2000 Services

           2.3.1 Bull will provide Year 2000 Services to Customers, either directly or through Distributors only under the terms of a written agreement executed by the Customer. Such agreement will include provisions legally sufficient to (i) disclaim any warranties on behalf of Peritus and Bull, including without limitation the implied warranties of merchantability and fitness for a particular purpose and (ii) disclaim liability for any consequential, incidental or special damages.

           2.3.2 As part of its Year 2000 Services, Bull or its Distributors will maintain, or will require the Customer to maintain a copy of the Customer's unmodified source code.

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                             ARTICLE 3 - ROYALTIES

3.1 In consideration of the licenses granted in Article 2.1, Bull shall during the Term make payments to Peritus as set forth in Exhibit C.

3.2 Only licenses to Customers shall be royalty bearing and consequently there shall be no obligation to pay royalties for rights granted to Distributors for their right to sublicense the Peritus Licensed Products and/or Peritus Licensed Technology.

3.3     There are ****************************************.

        3.3.1 Sublicenses. Royalties for sublicenses of Peritus Licensed Products and Peritus Licensed Technology to Customers are earned by Peritus at the time of the grant of such sublicense by Bull to Customers and are payable to Peritus pursuant to Article 4.

        3.3.2 Year 2000 Services. Fees for the use by Bull or Distributors of the Peritus Licensed Products and/or the Peritus Licensed Technology to provide Year 2000 Services or for Distributors' internal use are earned by Peritus when a Customer accepts in writing the Customer Computer Programs for final integration and acceptance testing and are payable to Peritus pursuant to Article 4.

3.4 Except as otherwise mutually agreed in writing by the Parties, there shall be ********************** for upgrades and/or new releases of the Peritus Licensed Products or Peritus Licensed Technology.

3.5 There shall be ******************** payable to Peritus for Bull's or Distributors' use of the Peritus Licensed Products or Peritus Licensed Technology for demonstration use.

3.6 Each sublicense for the Peritus Licensed Products and/or Peritus Licensed Technology granted to Customers shall become fully paid-up as to Peritus upon payment made to Peritus pursuant to Paragraph 3.1 above.

3.7 Upon written approval of Peritus, such approval not to be unreasonably withheld, any of the Bull entities may at its option report and make payments directly to Peritus, or to a Subsidiary of Peritus. Any additional requirements related to such direct payments shall be negotiated directly between such Bull entity and Peritus.

3.8 Peritus shall be responsible for all income related-taxes imposed on, or withheld from, royalty payments earned by Peritus pursuant to this Agreement. In the event that payments to Peritus pursuant to this Agreement originate from a different country than that country where payments are to be made the following shall apply:

        (i) Payments shall be made by Bull to Peritus net of withholding taxes due under the originating country's law. Any reduced rates of withholding provided by a tax treaty will be applied after receiving the approval of the authorities of the local country, if required.

        (ii) Peritus agrees to supply Bull, in due time, with the duly signed tax forms which are required to take advantage of the reduced withholding tax rate provided for by any such tax treaties. Such tax forms shall be supplied once a calendar year prior to any payment to be made hereunder during such calendar year.

        (iii) Should Peritus not supply in due time the tax forms referred to under subparagraph (ii) above, Bull shall be entitled to withhold from gross payment, the domestic withholding tax at source provided for by the then applicable domestic law, with regard to this type of payment.


                ARTICLE 4 - REPORTING AND PAYMENT REQUIREMENTS

4.1 Bull and Peritus shall keep, and shall require Distributors to keep, true and accurate records relating to the Licensed Products and the Peritus Licensed Technology to the extent necessary for making reports and payments required by the terms of this Agreement. Such records shall be open for inspection by a mutually agreed-upon Certified Public Accountant (or the equivalent) during the Term and for one (1) year after termination of this Agreement, during usual business hours, but not more often than once a year. Such audit shall relate only to the current and immediately preceding calendar year.

4.2 Within 45 days after the end of each month for each year during which payments are due under this Agreement, Bull shall furnish written reports to Peritus setting forth (i) for sublicenses granted to Customers, the payments due Peritus during the preceding calendar month and (ii) for Year 2000 Services provided to Customers, (1) the LOC treated or processed by Bull or a Distributor during the preceding calendar month and (2) the date upon which any Customer accepted in writing the Customer Computer Programs for final integration and acceptance testing. All reports shall be in the format set forth in Exhibit C. Except as provided in this Article and in Article 4.3, such reports shall include a remittance covering the payments then due. If a Bull entity exercises the option specified in Paragraph 3.7, such Bull entity shall also furnish a report to Peritus or a Subsidiary of Peritus, if applicable, setting forth the payments due Peritus during the preceding calendar month pursuant to this Agreement in each such Bull entity marketing territory. Each report from such Bull entity reporting directly to Peritus shall include a remittance covering the payments then due from that particular Bull entity.

Such reports shall be sent to Peritus at the following address:

        Peritus Software Services Inc.
        Contract Administrator
        304 Concord Road
        Billerica, Massachusetts 01821-3485

4.3 Unless otherwise mutually agreed to in writing, all payments required under this Agreement shall be made in United States dollars. If a currency conversion is necessary the conversion rate shall be that rate quoted in the Wall Street Journal (i) on the first business day following the calendar month for which royalty payments are being made and (ii) on the date of Peritus' invoice for all other payments.

4.4 Within 45 days after the end of each month for each year during the Term of this Agreement, Peritus shall furnish written reports to Bull HN setting forth (i) for sublicenses of Bull HN Licensed Products granted to Customers during the preceding calendar month, the name and location of such Customers and
(ii) for Year 2000 Services provided to Customers, the name and location of such Customer.

4.5     Information obtained from the records and reports provided under this
Article 4 shall be held in confidence by the receiving Party, and such Certified Public Accountant, and is not to be used for any other purpose except to verify the accuracy of the reports, royalties and fees paid hereunder.


                             ARTICLE 5 - MARKETING

5.1 It is specifically agreed that Bull and Distributors may use but are not obligated to use any of Peritus' trademarks in marketing the Peritus Licensed Products, Peritus Licensed Technology and the Year 2000 Services.

5.2 Although Bull intends to use reasonable efforts in marketing the Peritus Licensed Products, Peritus Licensed Technology and the Year 2000 Services, the extent and nature of any such marketing efforts shall be determined solely by Bull in the exercise of its business judgment. It is understood that there are no minimum marketing obligations under this Agreement.



                             ARTICLE 6 - RESERVED

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

           ARTICLE 7 - SUPPORT AND MAINTENANCE OF LICENSED SOFTWARE

7.1     Peritus Licensed Products and Peritus Licensed Technology

        7.1.1 Peritus will provide technical support to Bull from 8:00 am to 5:00 p.m. EST/EDT.

        7.1.2 Peritus agrees that during the Term, Peritus shall, at Peritus' expense, maintain, at a minimum, the current and the immediately preceding release of the Peritus Licensed Software. Should Peritus become aware of any errors or be notified by Bull of any errors in the Peritus Licensed Software, Peritus shall promptly take appropriate measures to correct such errors in accordance with the schedule set forth below. Bull may also request technical advice concerning the installation or the operation of Peritus Licensed Products or Peritus Licensed Technology, or may propose modification(s) thereto. Peritus will categorize and prioritize the request for support according to the Request Table below.

Peritus will assign, within the "Assignment Time" listed below, a technically qualified person to address the request for support. Peritus does not guarantee that a problem or concern that is the subject matter of a request can be resolved. However, Peritus will make reasonable efforts to resolve all errors and defects and address Bull's concerns arising from the request in accordance with Article 7.1.3. Notwithstanding the foregoing, Peritus in its sole discretion, may decide whether to seek to attempt to resolve or address a request for an enhancement (i.e. a priority 4 request). Peritus shall maintain records of all support requests and the responses thereto, which shall be open for inspection by Bull.

                                 Request Table
                                 -------------

       Priority                   Definition                   Assignment Time
       --------                   ----------                   ---------------
          1                *************************               *******
          2                *************************               *******
          3                  *********************                 *******
          4                   *******************                  *******


7.1.3 Peritus will use its best efforts to resolve errors and defects in accordance with the following:

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        (i) Priority 1: Peritus will use its best efforts to provide a work around solution within ************** after becoming aware of such problems, and provide a permanent correction to Bull within
        ***************************.

        (ii) Priority 2: Peritus will use all reasonable efforts to provide the work around within *************** after becoming aware of such problem and provide a permanent correction within ********************* or at a later time as may be agreed to in writing by Bull.

        (iii) Priority 3 and 4: Peritus will verify and respond to such problems within **************** after becoming aware of such problem and a correction by Peritus shall be provided in its next release or update of the Peritus Licensed Software or Peritus Licensed Technology, as applicable.

7.1.4 Peritus will provide update releases to the Peritus Licensed Products and Peritus Licensed Technology which may include some or all of the following;
(i) defect (bug) fixes, (ii) new or modified functionality, or (iii) new Front-Ends. Peritus will also provide release notes documenting changes. Peritus will provide Bull with at least ******************************** of any new releases or upgrades that contain new or modified functionality to the Peritus Licensed Products and/or the Peritus Licensed Technology.

7.1.5 The support of the Peritus Licensed Software sublicensed to Distributors or Customers shall be provided as follows:

        (i) Bull shall be responsible for providing First Level Support. For the purposes of this Paragraph "First Level Support" shall mean direct contact with the Distributors and/or Customers as applicable, handling inquiries, routine problem diagnosis and resolution or, in the event a problem cannot be resolved, the obtaining of appropriate documentation of such inquiry or problem for referral to Peritus.

        (ii) Peritus shall be responsible for providing Second Level Support. For purposes of this paragraph "Second Level Support" shall mean the provision of personnel with such special training and experience as may be, on a best efforts basis, appropriate to handle Distributor or Customer inquiries, non-routine problem diagnosis and resolution, etc., upon referral by Bull's First Level Support personnel. Second Level Support may also mean, if requested by Bull, direct contact with a Distributor or Customer in certain instances.

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

        7.1.6 Peritus shall, throughout the Term, make such Changes to the Licensed Software as may be necessary to make it competitive with other vendors' Computer Programs which are functionally equivalent to the Licensed Software.

        7.1.7 There shall be ******************** to Bull for the maintenance and support set forth herein.

7.2     Bull HN Licensed Products

        7.2.1 Bull HN will provide reasonable maintenance and support to Peritus for the Bull HN Licensed Products Monday to Friday 8:00 am to 5:00 p.m. MST, except for Bull HN scheduled holidays.

        7.2.2 Should Bull HN become aware of any errors or be notified by Peritus of any errors in the Bull HN Licensed Software, Bull HN will take appropriate measures to correct such errors in a reasonable time. Such decision as to when or whether to correct errors will be in Bull HN's sole discretion. Bull HN will respond to reasonable inquiries regarding the installation and/or operation of the Bull HN Licensed Products.

        7.2.3 The support of the Bull HN Licensed Software sublicensed to Distributors or Customers shall be provided as follows:

        (i) Peritus shall be responsible for providing First Level Support. For the purposes of this Paragraph "First Level Support" shall mean direct contact with the Distributors and/or Customers as applicable, handling inquiries, routine problem diagnosis and resolution or, in the event a problem cannot be resolved, the obtaining of appropriate documentation of such inquiry or problem for referral to Bull.

        (ii) Bull shall be responsible for providing Second Level Support. For purposes of this paragraph "Second Level Support" shall mean the provision of personnel with such special training and experience as may be, on a reasonable efforts basis, appropriate to handle Distributor or Customer inquiries, non-routine problem diagnosis and resolution, etc., upon referral by Peritus' First Level Support personnel.

        7.2.4 There shall be ********* for maintenance and support of the Bull HN Licensed Products.

             Confidential materials omitted and filed separately
                 with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                             ARTICLE 8 - TRAINING

8.1 Peritus shall provide to Bull HN the training described in Exhibit D ***********************. Such training shall be at Peritus' facilities and Peritus shall supply all equipment, software and training materials and other supplies required for such training. Such training may be part of regular classes offered by Peritus. Bull shall be responsible for the travel and living expenses of its personnel, if any. Additional training during the Term shall also be promptly provided following written request by Bull, at Peritus' then current most favorable rates.


                            ARTICLE 9 - WARRANTIES

9.1 Peritus represents and warrants that Peritus has good and clear title to the Peritus Licensed Products and Peritus Licensed Technology free and clear of all liens and encumbrances, and to all rights and licenses with respect thereto granted to hereunder. Peritus further warrants that Peritus has not made and will not make any commitments to others inconsistent with or in derogation of the rights and licenses granted to herein, and that Peritus is free of any obligation that would prevent it from entering into this Agreement.

9.2 Peritus further warrants that the Peritus Licensed Products and Peritus Licensed Technology do not infringe any patent, copyright, trade secret, mask work, trademark or other legal or equitable rights of any third party.

9.3 Peritus agrees to indemnify, hold harmless and defend Bull HN, Bull, Distributors and Customers from and against any and all suits, proceedings at law or in equity, and any and all liability, loss, claims, costs, damages or expenses, including reasonable attorney's fees, arising out of or in connection with any claim by any person that the exercise of any right granted by Peritus hereunder to the Peritus Licensed Products or Peritus Licensed Technology infringes any right, title, or interest, including patent, copyright, trade secret, trademark, mask work or other proprietary rights of third parties, provided however that Bull promptly notifies Peritus of any such claim and provides Peritus with reasonable assistance and cooperation.

9.4 EXCEPT AS SPECIFICALLY PROVIDED HEREIN, PERITUS MAKES NO WARRANTIES AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE PERITUS LICENSED PRODUCTS, THE PERITUS LICENSED

TECHNOLOGY, ANY SERVICES PROVIDED HEREUNDER OR THIS AGREEMENT. IN NO EVENT SHALL PERITUS BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES RESULTING FROM THE PERITUS LICENSED PRODUCTS, THE PERITUS LICENSED TECHNOLOGY, ANY SERVICES PROVIDED HEREUNDER OR THIS AGREEMENT.

9.5 Bull HN represents and warrants that Bull has good and clear title to the Bull HN Licensed Products free and clear of all liens and encumbrances, and to all rights and licenses with respect thereto granted to hereunder. Bull HN further warrants that Bull HN has not made and will not make any commitments to others inconsistent with or in derogation of the rights and licenses granted to herein, and that Bull HN is free of any obligation that would prevent it from entering into this Agreement.

9.6 THE BULL HN LICENSED PRODUCTS ARE PROVIDED AS IS. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, BULL HN MAKES NO WARRANTIES AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE BULL HN LICENSED PRODUCTS, ANY SERVICES PROVIDED HEREUNDER OR THIS AGREEMENT. IN NO EVENT SHALL BULL HN BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES RESULTING FROM THE BULL HN LICENSED PRODUCTS, ANY SERVICES PROVIDED HEREUNDER OR THIS AGREEMENT.


                ARTICLE 10 - TERM AND TERMINATION OF AGREEMENT

10.1    The initial Term of this Agreement shall be as set forth in Article
1.18. The Parties may agree to extend the Term of this Agreement by written amendment in accordance with Article 14.11.

10.2 If either Party hereto shall fail to perform or observe adequately any of the terms and conditions to be performed or observed under this Agreement, the other Party may, (subject to the provisions of Article 14.7), give written notice to the defaulting Party specifying the respects in which the defaulting Party has so failed to perform or observe the terms and conditions of this Agreement, and in the event that any defaults so indicated shall not be remedied by the defaulting Party within 90 days after such notice, (or if such default cannot be remedied during such ninety (90) day period then the defaulting Party shall have commenced the remedy and proceeded diligently within 90 days after such notice), the Party not in default within 30 days thereafter may by written notice to the defaulting Party terminate this Agreement, and, except as provided herein, this Agreement and all the rights herein granted to the defaulting Party shall terminate 5 days after the defaulting Party's receipt of such notice of Termination. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any other breach of the same or other provisions of this Agreement, and no waiver shall be effective unless made in writing.

10.3 If a Bull entity shall fail to perform or observe adequately any of the terms and conditions to be performed or observed under this Agreement, Peritus may (subject to the provisions of Article 14.7) give written notice to such Bull entity specifying the respects in which such Bull entity has so failed to perform or observe the terms and conditions of this Agreement, and in the event that any defaults so indicated shall not be remedied by such Bull entity (or if such default cannot be remedied during such ninety (90) day period then such Bull entity shall have commenced the remedy and proceeded diligently within 90 days after such notice), then Peritus within 30 days thereafter may by written notice to such Bull entity terminate this Agreement with respect to such Bull entity and, except as provided herein, this Agreement and all the rights herein granted to such Bull entity shall terminate 5 days after receipt of such notice of Termination. Any such Termination of this Agreement with respect to an individual Bull entity pursuant to this paragraph 10.3 shall not affect the rights or obligations of Bull HN or any other Bull entity under this Agreement.

10.4 All sublicenses granted to Customers pursuant to this Agreement, and all obligations, including royalty obligations with respect thereto, shall survive any termination of this Agreement. Bull and Distributors may continue to use the Peritus Licensed Products and Peritus Licensed Technology internally following termination of this Agreement provided the appropriate royalty has been paid to Peritus.

10.5 Notwithstanding any termination of this Agreement, (i) Bull and Distributors shall continue to have those rights and licenses including the right to retain those Peritus Licensed Products and Peritus Licensed Technology and (ii) Peritus shall continue to have those rights and licenses including the right to retain those Bull HN Licensed Products, only as are reasonably necessary for to fulfill obligations to Customers under contracts entered into up to and including the date of such termination.

10.6 Notwithstanding the provisions of Article 10.2, in the event of Peritus' failure to fulfill any of its obligations hereunder, including without limitation its obligations for support and maintenance pursuant to Article 7.1, within 90 days after written notification to Peritus of such failure, Bull may elect upon written notice to Peritus, in lieu of terminating the Agreement and in addition to any other remedy it may have, at its sole option, to perform Peritus' obligations and to reduce or suspend as appropriate the payments to Peritus to reflect Peritus' failure to perform such obligations. Peritus agrees, therefore, should Bull so elect to perform Peritus' obligations hereunder, to provide Bull with the source code of the Peritus Licensed Software as well as any other tool, provided that such source code or tool is reasonably necessary for the particular Peritus' obligations that Bull has so elected to perform, and Bull shall have such rights with respect to such source code and tools. Peritus shall, at Bull's expense, and within 30 days following the Effective Date of this Agreement and during the Term of this Agreement, as such source code is Changed in accordance with the terms and conditions of this Agreement, place such source code in safekeeping with an escrow agent mutually agreeable to both parties, which escrow agent shall be instructed to provide such source code to Bull in accordance with the terms and conditions of this Agreement, and an escrow agent agreement substantially in the form as attached as Exhibit E. Peritus agrees to provide Bull HN with an updated list of the materials placed in escrow and to allow Bull HN to audit such placements.

                         ARTICLE 11 - CONFIDENTIALITY

11.1 A Party receiving Confidential and Proprietary Information from the other Party shall maintain such Confidential Proprietary Information in confidence during the Term and for a period of 5 years following the Term. The receiving Party shall treat the Confidential and Proprietary Information received hereunder with the same care the receiving Party uses in the protection of the receiving Party's own Confidential and Proprietary Information and take reasonable precautions to limit the disclosure of such Confidential and Proprietary Information only to its employees, employees of its Subsidiaries, and in the case of Bull HN, to employees of Bull, contractors and consultants with a need to know to fulfill the receiving Party's rights and obligations pursuant to this Agreement. The receiving Party shall not otherwise copy such Confidential and Proprietary Information in whole or in part, or make any other use of such Confidential and Proprietary Information without the prior written consent of the transmitting Party except as may be necessary to exercise its rights and fulfill its obligations pursuant to this Agreement. The receiving Party shall not divulge, in whole or in part, such Confidential and Proprietary Information to any other third party except as provided herein without the prior written consent of the transmitting Party and shall reproduce and include the transmitting Party's copyright and trade secret notices on all copies of such confidential and proprietary information.

11.2 Confidential and Proprietary Information shall mean information in documented form or oral form the substance of which is promptly reduced to writing and marked thereon as Confidential and Proprietary. Such Confidential and Proprietary Information shall not include:

         (a) information which was in the public domain at the time of disclosure hereunder, or

         (b) information which was rightfully in the receiving Party's possession without binder of secrecy prior to the time of its disclosure hereunder, or

         (c) information which, though originally confidential and proprietary information, subsequently becomes part of the public knowledge or literature through no fault of the receiving Party, as of the date of its becoming part of the public knowledge or literature, or

         (d) information which, though originally confidential and proprietary information, subsequently is received by the receiving Party from a third party who has disclosed the information without binder of secrecy, as of the date of such third party disclosure, or

         (e) information independently developed by the receiving Party's employees or agents who can be shown to have had no access to Confidential and Proprietary Information received hereunder.

Confidential and Proprietary Information disclosed under this Agreement shall not be deemed to be within the foregoing exceptions merely because such information is embraced by more general information in the public domain or within the receiving Party's possession.

11.3 All other information transmitted between the Parties shall be maintained in accordance with the copyright laws; provided that the transmitting Party shall mark such information with a proper copyright notice and the transmitting Party shall reproduce such copyright notice on all copies of such information.


                             ARTICLE 12 - RESERVED


            ARTICLE 13 - DEVELOPMENT OF SOFTWARE BY BULL COMPANIES

13.1 Nothing contained in this Agreement shall prevent Bull from developing, acquiring or marketing, either through the use of its own personnel or through third parties, products similar to the Peritus Licensed Products. Nothing herein shall be construed to grant Peritus any rights in any such similar products so developed or acquired, or any rights to the revenues of any portion thereof derived by Bull from the use, sale, lease, sublicense or other disposal of any such products.

13.2 Bull shall have complete right, title and interest in any Changes to Peritus Licensed Products or Peritus Licensed Technology which Bull makes or acquires from any third party.

                             ARTICLE 14 - GENERAL

14.1     No Assignment. This Agreement shall be binding upon and inure to the
         -------------
benefit of any corporation or other legal entity with which Bull HN may be merged or consolidated, or to the benefit of the assignee of the entire assets of either Party to which this Agreement relates. This Agreement shall not otherwise be assignable without the prior written consent of the other Party.

14.2     No Agency. This Agreement shall not constitute either Party the legal
         ---------
representative, employee, partner, joint venturer or agent of the other, nor shall either Party have the right or authority to assume, create, or incur any liability or any obligation of any kind, expressed or implied, against, or in the name of or on behalf of the other Party.

14.3     No Publicity. Neither Party shall publicize the existence or terms of
         ------------
this Agreement, without the prior written approval of the other Party. Further, each Party shall use its best efforts not to disclose the terms and conditions of this Agreement to any third party, except as required by law, or by governmental regulation, requirement or order, or as may be necessary to establish or assert its rights hereunder, provided however, that Peritus and Bull shall have the right to disclose the terms and conditions of this Agreement to Distributors.

14.4     Export Control. If Peritus or Bull exports, either directly or
         --------------
indirectly, Licensed Products to any country for which the United Sates government (or any agency thereof) requires an export control license or other approval, Peritus or Bull, as applicable, shall first obtain such license or approval.

14.5     Notices. Any and all written notices, communications and deliveries
         -------
between Peritus and Bull HN with reference to this Agreement shall be sufficiently made (i) on the date of mailing if sent by registered or certified mail to the respective designated representatives, (ii) on the date following transmission if sent by fax and followed by an original sent by US mail and
(iii) on the date of delivery if sent by express mail or personal delivery, if sent to the addresses below, subject to change upon written notice in accordance with this provision:

In the case of Bull:                         In the case of Peritus:

Bull HN Information Systems Inc.             Peritus Software Services Inc.
President, Integris                          President
300 Concord Road                             304 Concord Road
Billerica, Massachusetts 01821               Billerica, Massachusetts 01821-3485

with a copy to Legal Department at the same address.

14.6     Governing Law.  The validity, interpretation and performance of this
         -------------
Agreement shall in all respects be governed by the laws of the Commonwealth of Massachusetts.

14.7     Disputes. If there is a dispute between the Parties, the Party alleging
         --------
such dispute shall serve upon the other Party written notice setting forth the nature of the dispute. If the dispute relates to a breach alleged under paragraph 10.2, the Party receiving notice of breach shall give the other Party written notice of the dispute within 10 days of receipt of the notice of breach. If any dispute is not resolved to the satisfaction of the Party giving the notice of dispute within 30 days of such notice, then such Party may, by written notice to the other Party within an additional 30 days thereafter, request a meeting of representatives of senior management of the Parties to occur within 30 days of such written request.

14.8     Headings.  The Article headings in this Agreement are for convenience
         --------
only and are not to be used to interpret this Agreement.

14.9     Force Majeure.  Neither Party shall be responsible for any failure or
         -------------
delay in performance due to acts of God or other causes beyond its reasonable control.

14.10    Severability. If any term, provision, covenant or condition of this
         ------------
Agreement is held invalid or unenforceable for any reason, the remainder of the provisions shall continue in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

14.11    Entire Agreement. This Agreement including Exhibits A through E, sets
         ----------------
forth the complete and exclusive statement of the Agreement between the Parties relating to the subject matter contained herein, and merges all prior discussions and communications between them. Neither Party shall be bound by any definition, condition, warranty or representation other than as expressly set forth in this Agreement, or in an amendment subsequently set forth in writing signed by the Parties hereto.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement, including Exhibits A through E, which are incorporated herein and made a part hereof, in duplicate, by their respective duly authorized officers to be effective as of the Effective Date.

Peritus                                  Bull HN Information Systems Inc

BY: /s/ Allen Deary                      BY: /s/ Jonathan J. Burbank
    --------------------------------         --------------------------------

NAME:  Allen Deary                       NAME:  Jonathan J. Burbank
      ------------------------------           -------------------------------

TITLE:  VP Finance                       TITLE:  President Integris
       -----------------------------            ------------------------------

DATE:  8/9/96                            DATE:  8/8/96
      -------------------------------          -------------------------------

                   Confidential materials omitted and filed
            separately with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

              EXHIBIT A1 - PERITUS LICENSED SOFTWARE DESCRIPTION

1. AutoEnhancer/2000 R2, Version 5 (or currently supported release[s]) of this product with the following functionality:

         **       ******************************************************
                  **************************************************************
                  *********************************************************
                  *************************************************************
                  **********************************************************.
         **       *******************************************************.
         **       *************************************************************
                  **************.
         **       **********************************************.
         **       **************************************************************
                  ***********************.
         **       *************************************************** ******
         **       **************************************************************
                  *************************.

2.       Peritus Front-Ends (with the following functionality):

         *******************************************************************
         **************************************************************
         ***********************:

         **       *************
         **       *************
         **       ***************
         **       ***************
         **       ****************
         **       ***********

                   Confidential materials omitted and filed
            separately with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

              EXHIBIT A2 - BULL HN LICENSED SOFTWARE DESCRIPTION

********************************************************************************
********************************************************************
*********************************.

******************************************************************************
*************************************************************************
*****************************.

                   EXHIBIT A3 - PERITUS LICENSED TECHNOLOGY

Peritus Year 2000 Mass Change Processes and Methodologies Peritus Year 2000 Mass Change Processes and Methodologies:

                  Automate:  2000 Requirements Specifications
                      Automate:  2000 Factory Flow Chart

                   EXHIBIT B - RELATED MATERIALS DESCRIPTION


1.       Peritus Licensed Products

         a. Documentation. The publications, in written and/or electronic form which describe the Peritus Licensed Products and/or Services are included within the respective product and/or service.
                  1.       Installing AutoEnhancer:2000
                  2.       Using AutoEnhancer:2000
                  3.       Version X Server Flow, AutoEnhancer:2000
                  4.       Version X Release notes, AutoEnhancer:2000

2.       Peritus Licensed Technology

         a.       Automate:2000 Requirements Specifications, Revision 0
         b.       Automate:2000 Factory Flow Charts, Revision 2.1


3.       Bull HN Licensed Products

The publications, in written and/or electronic form which describe the Bull HN Licensed Products and which are or will be included in Bull's standard offering.

                   Confidential materials omitted and filed
            separately with the Securities and Exchange Commission.
                       Asterisks denote such omissions.

                             EXHIBIT C - PAYMENTS

A.       GCOS 8 and GCOS 7

1. The royalties payable to Peritus for use by Bull of the Peritus Licensed Products and Peritus Licensed Technology to provide Year 2000 Services for GCOS 8 and GCOS 7 Customers shall be as follows:

         Cost per line of Code:

                     Annual LOC*            Fee per LOC
                     -----------            -----------
                     **********                *****
                    *************              *****
                  ****************             *****
                     ***********               *****

*For the purposes of this Exhibit C, each LOC shall be counted one time, regardless of how may times such LOC shall have been processed or treated.

2. The royalties payable to Peritus for the sublicense of the Peritus Licensed Products and Peritus Licensed Technology to Customers shall be as follows:

         Fully Paid Up Royalties as follows:

         For Sublicenses granted in 1996                  $1.5 million
         For Sublicenses granted in 1997 and beyond:      $2.0 million

B.       Other Computer Programs

In the event that Bull HN or Bull prepares derivative work(s) of the Peritus Licensed Products or Peritus Licensed Technology that permits the treatment or processing of Computer Programs other than GCOS 7 and GCOS 8 Computer Programs, Bull HN and Peritus will mutually agree in writing on Fees per LOC for use by Bull of such derivative work and on one-time royalties for sublicenses to Customers of such derivative work.

C.       Report Format

         Sublicenses:
         -----------
                  Customer                              Amount
                  --------                              ------


                  XXX
                  YYY                                     ----
                  Subtotal                                $XXX


         Year 2000 Services:     LOC       LOC Rate      Amount
         -------------------     ---       --------      ------
                  Bull:
                  ----
                  Customer, location
                  Distributors:
                  Customer, location                      -----
                           Subtotal                       $ XXX

         Total Payment Due                                $ XXX


                   Confidential materials omitted and filed
            separately with the Securities and Exchange Commission.
                       Asterisks denote such omissions.


                             EXHIBIT D - TRAINING


Peritus will provide the following classes:

1. Product Training: ******** class for up to ***** Bull employees. This class will be offered one time. Maximum of ***** student days.

2. Technical Training: *** day class for up to ***** Bull HN employees. This class will be offered one time. Maximum of *** student days.

3. Marketing Training: *** day class for up to ****** Bull HN employees. This class will be offered up to two times. Maximum of ***** student days.

4. Additional training: As available at Peritus' then current rates to Bull, Distributors and Customers.

5. Certification: Following classroom training and monitored delivery of pilot/renovation activity, a certifying exam will be administered by Peritus. This exam will take place in an Automate:2000 service lab environment, which will include tools and sample code. As part of the exam, the persons seeking to be certified will be asked to complete one or more of the following phases:
         a)       Assessments;
         b)       Look Ahead;
         c)       Identification;
         d)       Correction;
         e)       Verification;
         f)       Testing (Q. A.).

In each phase, the exam will test and review knowledge and ability to deliver and utilize all aspects of Automate:2000 service and the AutoEnhancer/2000, including but not limited to understanding the user interface, error messages and file formats.

In the event that modifications, updates and enhancements to the Peritus Licensed Products and/or Peritus Licensed Technology are provided, further certification exams may be conducted at regularly scheduled intervals.

Peritus reserves the right to promulgate reasonable changes in the certification testing described herein. Peritus will provide Bull with reasonable written notice of any such changes.

                              AMENDMENT NUMBER 1

This is Amendment Number I to the License Agreement (the "Agreement") by and between Bull HN Information Systems Inc. through its Integris division ("Bull HN") and Peritus Software Services Inc. ("Peritus") effective July 29, 1996. This Amendment Number 1 is effective as of September 27, 1996

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1.   ARTICLE 1.3 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     "Changes" shall mean improvements, enhancements, modifications, upgrades, corrections, alterations, revisions, adaptations, updates, translations, versions, releases, derivations and extensions which are made to Licensed Products or to Peritus Licensed Technology. Changes shall include any such improvements, enhancements, modifications, upgrades, corrections, alterations, revisions, adaptations, updates, translations, versions, releases, derivations and extensions which allow the Peritus Licensed Products or Peritus Licensed Technology to be used to provide Services other than Year 2000 Services.

2.   ARTICLE 1.5 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     "Customer" shall mean (i) an end-user or a prospective end-user of Licensed Products marketed by Bull, Peritus or a Distributor or (ii) an end-user or prospective end user of Computer Programs for whom Bull, Peritus or a Distributor provides or offers to provide Services.

3.   ARTICLE 1.6 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     1.6 "Distributor" shall mean any legal entity or person who during the Term has been granted a sublicense (i) by Bull to use or market the Peritus Licensed Products and/or Peritus Licensed Technology and/or to provide Services or (ii) by Peritus to use or market the Licensed Products and/ or Peritus Licensed Technology or to provide Year 2000 Services.

4.   ARTICLE 1.14 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     1.14 "Peritus Licensed Technology" shall mean the Automate:2000 Requirements Specifications, the Automate:2000 Factory Flow Chart and other Peritus processes and methodologies set forth on Exhibit A3 and all Changes thereto.

5.   ARTICLE 1.19 IS ADDED AS FOLLOWS:

     1.19 "Services" shall mean services provided by Bull HN, Bull, Peritus or Distributors to Customers using Licensed Products and/or Peritus Licensed Technology. Services shall include Year 2000 Services.

6.   ARTICLE 2.1.1 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     2.1.1 Peritus hereby grants to Bull, under Peritus' Intellectual Property Rights, a license to use the Peritus Licensed Products and Peritus Licensed Technology. Such license to use shall include (i) the rights to utilize for internal business purposes, market, make Changes, copy, display, demonstrate and prepare derivative works, (ii) the right to sublicense the Peritus Licensed Products and Peritus Technology to GCOS 7 Customers or GCOS 8 Customers for their own internal use, (iii) the right to provide Services to Customers.

     2.1.1.1 All derivative works prepared by Bull hereunder shall be owned by Bull, provided however that Peritus shall retain all of its right, title and interest in the Peritus Licensed Products and the Peritus Licensed Technology.

     2.1.1.2 Bull agrees to and hereby grants to Peritus a non-exclusive, non-transferable, perpetual, fully paid up, royalty free license for such derivative works.

7.   ARTICLE 2.1.3 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     2.1.3 The licenses granted in Article 2.1.1 shall be worldwide, perpetual (subject to the provisions of Article 10.2. 1) and (i) exclusive as to all GCOS 7 Customers and all GCOS 8 Customers except that Peritus may provide Year 2000 Services to GCOS 8 Customers in Spain and (ii) non-exclusive as to all other Customers.

8.   ARTICLE 2.1.5.1 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     2.1.5.1 In the event that Peritus and Bull mutually agree that Peritus incorporates Changes to the Peritus Licensed Products and/or the Peritus Licensed Technology that prevent Bull from using the Peritus Licensed Products and/or the Peritus Licensed Technology to provide Services to GCOS 7 Customers or GCOS 8 Customers as contemplated by this Agreement and as Bull had been providing such Services prior to the incorporation of such Changes, Bull will so notify Peritus in writing, and Peritus will within forty five (45) days following receipt of such notice, deliver to Bull a complete copy of the source code version of the Peritus Licensed Products and the Peritus Licensed Technology which do not incorporate such Changes. Bull shall have the right and Peritus hereby grants to Bull a license to use such source code version to exercise all of its rights hereunder and perform its obligations to its Customers.

9.   ARTICLE 2.3 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     2.3  Services

          2.3.1 Bull will provide Services to Customers, either directly or through Distributors only under the terms of a written agreement executed by the Customer. Such agreement will include provisions legally sufficient to (i) disclaim any warranties on behalf of Peritus and Bull, including without limitation the implied warranties of merchantability and fitness for a particular purpose and (ii) disclaim liability for any consequential, incidental or special damages.

          2.3.2 As part of its Services, Bull or its Distributors will maintain, or will require the Customer to maintain a copy of the Customer's unmodified source code.

10.  ARTICLE 3.3 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     3.3 Except as provided in Exhibit C to this Amendment Number 1, there are no guaranteed minimum payments hereunder.

          3.3.1 Sublicenses. Royalties for sublicenses of Peritus Licensed Products and Peritus Licensed Technology to Customers are earned by Peritus at the time of the grant of such sublicense by Bull to Customers and are payable to Peritus pursuant to Article 4.

          3.3.2 Services. Except as set forth in Exhibit C, there shall be no royalties or fees for the use by Bull or Distributors of the Peritus Licensed Products and/or the Peritus Licensed Technology to provide Services.

11.  ARTICLE 3.5 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     3.5 Except as set forth in Exhibit C, there shall be no royalties or fees payable to Peritus for Bull's or Distributors' use of the Peritus Licensed Products or Peritus Licensed Technology for demonstration use.

12.  ARTICLE 4.2 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     4.2 Within 45 days after the end of each month for each year during which payments are due under this Agreement, Bull shall furnish written reports to Peritus setting forth the payments due Peritus during the preceding calendar month for sublicenses granted to Customers. Except as provided in this Article and in Article 3.7, such reports shall include a remittance covering the payments then due. If a Bull entity exercises the option specified in Paragraph 3.7, such Bull entity shall also furnish a report to Peritus or a Subsidiary of Peritus, if applicable, setting forth the payments due Peritus during the preceding calendar month pursuant to this Agreement in each such Bull entity marketing territory. Each report from such Bull entity reporting directly to Peritus shall include a remittance covering the payments then due from that particular Bull entity.

     Such reports shall be sent to Peritus at the following address:

          Peritus Software Services Inc.
          Contract Administrator
          304 Concord Road
          Billerica, Massachusetts 01821-3485

13.  ARTICLE 5 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     5.1 It is specifically agreed that Bull and Distributors may use but are not obligated to use any of Peritus' trademarks in marketing the Peritus Licensed Products, Peritus Licensed Technology and the Services.

     5.2 Although Bull intends to use reasonable efforts in marketing the Peritus Licensed Products, Peritus Licensed Technology and Services, the extent and nature of any such marketing efforts shall be determined solely by Bull in the exercise of its business judgment. It is understood that there are no minimum marketing obligations under this Agreement.

     5.3 Peritus shall make reasonable efforts to include Bull and Integris brand names; logos; descriptions as provided in writing, files, images or original artwork; reference to territories, technology and exclusivity per
     Article 2.1.3 of the Agreement; and other materials or information on which the parties may agree in writing from time to time in its marketing collateral.

     5.4 Peritus shall provide to Bull, at Peritus' expense, any available sales and promotional literature, brochures, demonstration packages and general collateral marketing materials as may from time to time be reasonably required.

14.  THE FOLLOWING PROVISIONS ARE ADDED TO THE END OF ARTICLE 7.1.3:

     In the event that Peritus fails to resolve at least 80% of the errors and defects notified by Bull, within the time frames set forth in this Article
     7.1.3 during any two consecutive calendar quarters, Bull and Peritus will negotiate a reduction in the annual maintenance fees to be paid for the applicable year. Such reduction may include a refund of maintenance fees already paid by Bull in accordance with Article 7.1.7 or a reduction in the fees payable for the upcoming calendar year.

15.  ARTICLE 7.1.7 IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     For the maintenance and support services provided by Peritus in accordance with this Article 7. 1, Bull shall pay an annual maintenance fee of $75,000. Such maintenance fee shall be invoiced to Bull by Peritus on or about January 1 of each calendar year during the term of this Agreement, beginning January 1, 1997 and Bull shall pay such fees within forty-five
     (45) days of receipt of such invoice. There shall be no maintenance fee due Peritus for maintenance during the remainder of calendar year 1996. Invoices shall be sent to:

          Accounts Payable
          Integris
          300 Concord Road
          Billerica, MA 01821

16.  ARTICLE 7.1.8 IS ADDED AS FOLLOWS:

     7.1.8 For each of the first two non-GCOS Customers for whom Bull provides Year 2000 Services, Peritus will assign at no charge to Bull, for a maximum period of four months, one person to assist Bull in providing delivery support to such Customers. Peritus, in its sole discretion, may provide additional delivery support to Bull.

17.  ARTICLE 10.2.1 IS ADDED AS FOLLOWS:

     In the event of a material default by Bull with respect to Article 2.1 or
     Article 11 of this Agreement which has not been remedied in accordance with Article 10.2, Peritus may in addition to terminating this Agreement, also terminate the license granted under the terms of Article 2.1 in accordance with the procedures set forth in Article 10.2 above.

18. EXHIBIT C IS AMENDED TO DELETED AND REPLACED BY EXHIBIT C ATTACHED TO THIS AMENDMENT NUMBER 1.

Except as specifically provided in this Amendment Number 1, all other terms and conditions of the Agreement remain in full force and effect.


IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment Number 1, including Exhibit C which is incorporated herein and made a part hereof, in duplicate, by their respective duly authorized officers to be effective as of the date set forth above.



PERITUS SOFTWARE SERVICES INC.  BULL HN INFORMATION SYSTEMS INC.



By: /s/Allen K. Deary           By: /s/Donald Zereski
    -----------------               -----------------

Name: Allen K. Deary            Name: Donald Zereski
      ---------------                 ---------------

Title: VP Finance               Title: President & CEO
       --------------                  ---------------

Date: September 30, 1996        Date: September 30, 1996
      ------------------              ------------------

                                   EXHIBIT C
                                       TO
                              AMEENDMENT NUMBER I
                                    Payments


1. Bull shall pay to Peritus $1,500,000 as a fully paid up royalty for use by Bull of the Peritus Licensed Products and Peritus Licensed Technology to provide Year 2000 Services to Customers and to provide any other Services to GCOS 7 Customers and GCOS 8 Customers. There shall be no additional fees (except maintenance fees as set forth in Article 7.1.7) payable to Peritus for such use by Bull.

The $1,500,000 shall be payable as follows:

     $100,000 on or before December 31, 1996
     $200,000 on or before March 31, 1997
     $200,000 on or before June 30, 1997
     $1,000,000 on or before September 30, 1997

Such amounts shall be invoiced to Bull by Peritus at least forty-five (45) days prior to the dates set forth above. Invoices shall be sent to the following address:

          Accounts Payable
          Integris
          300 Concord Road
          Billerica, MA 01821

Royalties payable for Bull's use of the Peritus Licensed Products and/or Peritus Licensed Technology to provide Services to provide non-Year 2000 to non-GCOS 7 and non-GCOS 8 Customers shall be negotiated in good faith between the parties.

2. In addition to the fully paid up royalties described in paragraph 1 above Bull shall pay the following royalty for a fully paid up sublicense of the Peritus Licensed Products and Peritus Licensed Technology to Distributors or
Customers:

     35% of the revenue to Bull for each such fully paid up sublicense to Distributors or Customers.